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                                                               REPUBUC OF GUINEA
                                                         Work-Justice-Solidarity

Seal of the Department                                      Conakry, 7/25/99


     DEPARTMENT OF PROMOTION OF
     THE PRIVATE SECTOR AND OF
     COMMERCE AND INDUSTRY                   To: Integrated Food Resources, Inc.


                               CERTIFICATE OF OWNERSHIP


In accordance with the agreement entered with the Republic of Guinea, the company Integrated Food Resources is being granted pieces of land forming parcels of an area of 14,000 hectares in the national cadaver plan.

The referred pieces of land intended for aquaculture and located at the following geographical coordinates will be registered in the National and Land Registry (PLAN FONCIER AT DOMANIAL).


1.   Forecariah:

Location       Bloc A Benty         Bloc B Berika       Bloc C Touguiyire
Longitude      13DEG. 13' L.W       13DEG. 10' L.W      13DEG. 26' L.W.
Latitude       9DEG. 10' lat. N     9DEG. 22' lat.      9DEG. 28' lat. N

2.   Boffa:

Location       Bloc F Koba          Bloc H Kounsiyire   Bloc J kapatchez
Longitude      13DEG. 54' L.W       14DEG. 10' L.W      14DEG. 25' L.W
Latitude       10DEG. 57' lat. N    10DEG. 16' lat.N    10DEG. 23' lat. N


                                                                 Signed with the
                                                            Official seal of the
                                                      DEPARTMENT OF PROMOTION OF
                                             THE PRIVATE SECTOR, AND OF COMMERCE
                                                                    AND INDUSTRY

                                    Exhibit 10.5